united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	12/31

Date of reporting period:	12/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report December 31, 2019

CDGCX	Crawford Dividend Growth Fund Class C

CDGIX	Crawford Dividend Growth Fund Class I

CDOCX	Crawford Small Cap Dividend Fund Class C

CDOFX	Crawford Small Cap Dividend Fund Class I

CMALX	Crawford Multi-Asset Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Funds or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Funds or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Funds’ Adviser at (800) 431-1716. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

For a prospectus and more information, including charges and expenses call (800) 431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Ultimus Fund Distributors, LLC
225 Pictoria Drive,

Suite 450

Cincinnati, OH 45246

Fund Investment Adviser: Crawford Investment Counsel, Inc. 600 Galleria Parkway SE, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

At Crawford Investment Counsel we believe that within an uncertain investment landscape many market participants continuously underestimate the potential range of investment outcomes. In an effort to overcome some of the inherent uncertainty of investing, we focus our investment approach on high-quality companies with the belief that quality characteristics enhance visibility and predictability of the portfolio, which reduces the potential range of investment outcomes.

Dividends are an important part of our investment philosophy and process. Dividends represent a key component of total return over time, and a consistent and growing dividend often demonstrates a company’s ability to generate a sustainable and growing cash flow stream. We believe quality and dividends are inexorably linked and look to a company’s dividend history as an initial indicator of quality.

In our view, the success or failure of any investment is primarily determined by two attributes:

1.

Fundamental growth in intrinsic value of a business: Our focus on high quality companies increases the likelihood that fundamental progress of the company will be achieved year after year, continually enhancing intrinsic value in the process.

2.	Valuation at time of investment: Our value orientation and price sensitivity reflect the belief that valuation is an important component of both return and risk of any investment.

Investment Process Goals:

●	Identify high quality companies with a positively skewed risk/reward trade-off

●	Invest when short term business or market considerations impair valuation

●	Allow the company’s fundamental progress, valuation improvement and dividend stream to contribute to the total investment return over a longer-term time horizon.

2019 provided investors with financial market conditions that few could have imagined. The stock market boomed and bond yields declined, favoring owners of both asset classes. The economy recovered from recession fears, and the Federal Reserve (Fed) did its part with aggressive monetary policy. It was a very satisfying year, and we are pleased that the portfolios performed well in this environment.

Dividend Growth Fund:

For the fiscal year ended December 31, 2019, the Crawford Dividend Growth Fund Class I Shares and Class C Shares produced total returns of 28.61% and 27.16%, respectively. This compares to total returns of 26.54% for the Fund’s primary benchmark, the Russell 1000 Value Index and 31.49% for the Fund’s secondary benchmark, the S&P 500 Index, for the same period. The Fund’s outperformance relative to the primary benchmark is a reflection of sound stock selection and overweighed allocations for Technology and Healthcare. The lowest performing sectors in the portfolio were energy, followed by utilities. Given the market environment, higher quality dividend paying companies and value-oriented stocks did not keep up with the S&P 500 Index.

The strategy continues to maintain a high quality orientation so the fund is over weighted in higher quality stocks with more predictable earnings and dividends, stronger balance sheets and high levels of profitability. The Dividend Growth Fund’s continued emphasis on investing in value-oriented, consistent and predictable businesses enjoyed good relative results despite some environmental factors that were working against the strategy, at least on a relative basis. The adviser believes the portfolio is well positioned to obtain attractive, long-term, risk adjusted returns.

1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Small Cap Dividend Fund:

For the fiscal year ended December 31, 2019, the Crawford Small Cap Dividend Fund Class I Shares and Class C Shares produced total returns of 21.38% and 20.21%, respectively. This compares to a total return of 25.53% for the Fund’s benchmark, the Russell 2000 Index, for the same period.

During the year, the Fund’s value tilt and quality bias did not help as growth stocks, non-dividend paying small caps, and lower quality companies participated to a greater extent in a robust market environment for small cap stocks, particularly in Technology and Healthcare. There was an inverse relationship between quality and return in 2019. Stock selection was impacted by this and was the biggest driver of performance, while sector allocation was largely positive. Technology, Industrials, and Real Estate were the best performing sectors, while Energy, Communications Services, and Consumer Staples were the fund’s worst performing sectors.

The adviser believes the Fund’s quality focused, bottom up investment process aligns well with the objectives of the Fund and is positioned to continue to benefit from an information advantage in smaller company stocks and a behavioral bias amongst investors against more consistent, predictable, dividend paying companies with smaller market capitalizations.

Multi-Asset Income Fund:

For the fiscal year ended December 31, 2019, the Crawford Multi-Asset Income Fund produced a total return of 20.25%. This compares to a total return of 19.15% for the Fund’s benchmark, the NASDAQ U.S. Multi-Asset Diversified Income Index, for the same period. These solid returns captured a bounce-back from the difficult period experienced in the fourth quarter of 2018.

Our portfolio management process is oriented toward generating a high level of current income. In order to achieve the desired yield, the Fund accepts and manages four sources of risk. These four risks are stock market risk, interest rate risk, energy price risk, and credit risk. Allocations to various asset categories will vary over time as changes occur in individual security pricing and based on the overall income opportunity set.

Over a longer period of time, and given current levels of interest rates, we expect to earn annualized returns of approximately 4-6%. The majority of this return will come in the form of income or yield, with the expectation that we will earn some price appreciation as well. Our internal view is that the strategy is well-positioned as equity and fixed income markets continue to reflect expectations for a period of slower but steady economic growth. The Advisor believes that the income-producing ability of the portfolio is intact and will continue to serve shareholders well in 2020.

We remain constructive on the U.S. economy and believe that it can sustain real growth of around 2% over the longer term accompanied by lower inflation and interest rates. This growth should be able to continue for several more years, aided by accommodative monetary policy. As always in macroeconomics, “past is prologue,” so we remain on the watch for eventual excesses in spending, speculation, and inflation.

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns (a) (for the periods ended December 31, 2019)
	Crawford Dividend Growth Fund
	Class I	Class C (b)	Russell 1000® Value Index (c)	S&P 500® Index (c)
One Year	28.61%	27.16%	26.54%	31.49%
Five Year	8.72%	7.64%	8.29%	11.70%
Ten Year	10.21%	9.12%	11.80%	13.56%

	Expense Ratios (d)
	Class I	Class C
Gross	1.03%	2.03%
With Applicable Waivers	0.98%	1.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Crawford Dividend Growth Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)

The Russell 1000® Value Index and the S&P 500® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s prospectus dated April 30, 2019. Crawford Investment Counsel, Inc. (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% through April 30, 2020. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019 can be found in the financial highlights.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on December 31, 2009 and held through December 31, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns(a) (for the periods ended December 31, 2019)
	Crawford Small Cap Dividend Fund
	Class I	Class C (b)	Russell 2000® Index (c)
One Year	21.38%	20.21%	25.53%
Five Year	9.64%	N/A	8.23%
Since Inception (9/26/12)	12.51%	N/A	11.55%
Since Inception (4/29/15)	N/A	8.11%	7.94%

	Expense Ratios (d)
	Class I	Class C
Gross	1.19%	2.19%
With Applicable Waivers	0.99%	1.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Crawford Small Cap Dividend Fund (the “Fund”), formerly Crawford Dividend Opportunity Fund, distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)

The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Fund’s prospectus dated April 30, 2019 and as supplemented August 28, 2019; October 15, 2019 and December 3, 2019. Crawford Investment Counsel, Inc. (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through April 30, 2020. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of December 31, 2019 can be found in the financial highlights.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of operations) and held through December 31, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

6

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns (a) (for the periods ended December 31, 2019)
	Crawford Multi-Asset Income Fund	NASDAQ US Multi-Asset Diversified Income IndexSM (b)
One Year	20.25%	19.15%
Since Inception (9/12/17)	6.09%	6.11%

	Expense Ratios (c)
Gross	1.54%
With Applicable Waivers	1.15%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

(a)

The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share. Total returns for less than one year are not annualized.

(b)

The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.15%, are from the Fund’s prospectus dated April 30, 2019. Crawford Investment Counsel, Inc. (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% through April 30, 2021. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of December 31, 2019 can be found in the financial highlights.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

7

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 12, 2017 (commencement of operations) and held through December 31, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

8

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Crawford Dividend Growth Fund is total return. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Dividend Growth Fund will invest at least 80% of its assets in securities of companies that pay regular dividends.

(a)	As a percentage of net assets.

The investment objective of the Crawford Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Small Cap Dividend Fund will invest at least 80% of its assets in securities of small cap companies that pay or are expected to pay regular dividends.

9

FUND HOLDINGS – (Unaudited) (continued)

(a)	As a percentage of net assets.

The investment objective of the Crawford Multi-Asset Fund is to provide current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.

10

CRAWFORD DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS

December 31, 2019

COMMON STOCKS — 97.92%	Shares	Fair Value
Communication Services — 4.94%
AT&T, Inc.	11,330	$442,776
Omnicom Group, Inc.	19,910	1,613,108
Walt Disney Company (The)	3,500	506,205
		2,562,089
Consumer Discretionary — 5.59%
Genuine Parts Company	14,540	1,544,584
Home Depot, Inc. (The)	6,200	1,353,956
		2,898,540
Consumer Staples — 8.91%
Coca-Cola Company (The)	19,000	1,051,650
McCormick & Company, Inc.	2,500	424,325
Philip Morris International, Inc.	13,250	1,127,443
Procter & Gamble Company (The)	10,000	1,249,000
Walmart, Inc.	6,500	772,460
		4,624,878
Energy — 6.40%
Chevron Corporation	8,810	1,061,693
Royal Dutch Shell plc, Class A - ADR	12,000	707,760
Total S.A. - ADR	28,000	1,548,400
		3,317,853
Financials — 22.07%
American Express Company	15,000	1,867,350
BlackRock, Inc.	2,500	1,256,750
Chubb Ltd.	6,300	980,658
M&T Bank Corporation	8,800	1,493,800
MetLife, Inc.	18,000	917,460
Northern Trust Corporation	9,820	1,043,277
People’s United Financial, Inc.	60,500	1,022,450
S&P Global, Inc.	3,500	955,675
Willis Towers Watson plc	9,478	1,913,987
		11,451,407
Health Care — 15.21%
AbbVie, Inc.	4,000	354,160
AstraZeneca plc - ADR	22,000	1,096,920
Cardinal Health, Inc.	8,530	431,447
Johnson & Johnson	13,140	1,916,732
Medtronic plc	13,500	1,531,575
Merck & Company, Inc.	24,670	2,243,737
Stryker Corporation	1,500	314,910
		7,889,481

See accompanying notes which are an integral part of these financial statements.
11

CRAWFORD DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2019

COMMON STOCKS — 97.92% (continued)	Shares	Fair Value
Industrials — 13.02%
Honeywell International, Inc.	9,350	$1,654,950
Hubbell, Inc.	8,940	1,321,511
Johnson Controls International plc	18,300	744,993
United Parcel Service, Inc., Class B	13,430	1,572,116
United Technologies Corporation	7,500	1,123,200
W.W. Grainger, Inc.	1,000	338,520
		6,755,290
Information Technology — 20.84%
Accenture plc, Class A	9,100	1,916,187
Microsoft Corporation	27,120	4,276,824
Paychex, Inc.	15,250	1,297,165
SAP SE - ADR	5,500	736,945
Texas Instruments, Inc.	20,150	2,585,044
		10,812,165
Utilities — 0.94%
Evergy, Inc.	7,500	488,175

Total Common Stocks (Cost $28,524,794)		50,799,878

MONEY MARKET FUNDS — 2.00%
Federated Treasury Obligations Fund, Institutional Shares, 1.51%(a)	1,038,297	1,038,297

Total Money Market Funds (Cost $1,038,297)		1,038,297
Total Investments — 99.92% (Cost $29,563,091)		51,838,175
Other Assets in Excess of Liabilities — 0.08%		43,171
NET ASSETS — 100.00%		$51,881,346

(a)	Rate disclosed is the seven day effective yield as of December 31, 2019.

ADR	- American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
12

CRAWFORD SMALL CAP DIVIDEND FUND
SCHEDULE OF INVESTMENTS

December 31, 2019

COMMON STOCKS — 98.02%	Shares	Fair Value
Consumer Discretionary — 11.45%
Brinker International, Inc.	72,700	$3,053,400
Carter’s, Inc.	30,074	3,288,291
Choice Hotels International, Inc.	48,700	5,037,040
Core-Mark Holding Company, Inc.	98,970	2,690,994
Cracker Barrel Old Country Store, Inc.	15,905	2,445,235
Leggett & Platt, Inc.	45,343	2,304,785
Monro, Inc.	63,148	4,938,174
Wolverine World Wide, Inc.	149,100	5,030,634
		28,788,553
Consumer Staples — 8.13%
Casey’s General Stores, Inc.	31,395	4,991,491
Flowers Foods, Inc.	172,961	3,760,172
MGP Ingredients, Inc.	54,699	2,650,167
Nu Skin Enterprises, Inc., Class A	108,609	4,450,797
PriceSmart, Inc.	64,453	4,577,452
		20,430,079
Energy — 2.08%
Cameco Corporation	253,831	2,259,096
Delek US Holdings, Inc.	36,615	1,227,701
SM Energy Company	154,613	1,737,850
		5,224,647
Financials — 19.93%
Ares Management Corporation, Class A	38,000	1,356,220
BancFirst Corporation	76,760	4,792,894
Bryn Mawr Bank Corporation	97,443	4,018,549
First Hawaiian, Inc.	138,900	4,007,265
First of Long Island Corporation (The)	102,366	2,567,339
Glacier Bancorp, Inc.	55,977	2,574,382
Hanover Insurance Group, Inc. (The)	33,600	4,592,112
Lazard Ltd., Class A	62,239	2,487,070
Mercury General Corporation	33,800	1,647,074
Old Republic International Corporation	218,618	4,890,485
South State Corporation	29,890	2,592,958
Sterling Bancorp	236,820	4,992,166
Trico Bancshares	122,377	4,994,206
Valley National Bancorp	397,956	4,556,596
		50,069,316

See accompanying notes which are an integral part of these financial statements.
13

CRAWFORD SMALL CAP DIVIDEND FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2019

COMMON STOCKS — 98.02% (continued)	Shares	Fair Value
Health Care — 7.97%
Atrion Corporation	6,339	$4,763,759
Computer Programs & Systems, Inc.	106,608	2,814,451
Luminex Corporation	146,498	3,392,894
Psychemedics Corporation	268,859	2,460,060
Simulations Plus, Inc.	153,520	4,462,826
U.S. Physical Therapy, Inc.	18,647	2,132,284
		20,026,274
Industrials — 19.49%
ESCO Technologies, Inc.	55,722	5,154,284
Franklin Electric Company, Inc.	67,899	3,891,971
Healthcare Services Group, Inc.	122,902	2,988,977
Hexcel Corporation	32,420	2,376,710
Hubbell, Inc.	17,100	2,527,722
Kaman Corporation	40,000	2,636,800
Landstar System, Inc.	21,518	2,450,255
Moog, Inc., Class A	38,605	3,294,165
MSC Industrial Direct Company, Inc., Class A	49,557	3,888,738
Mueller Water Products, Inc., Series A	420,726	5,040,297
nVent Electric plc	144,000	3,683,520
Valmont Industries, Inc.	25,141	3,765,619
Watsco, Inc.	13,860	2,496,879
Woodward, Inc.	40,490	4,795,636
		48,991,573
Information Technology — 18.94%
American Software, Inc., Class A	339,200	5,047,296
Avnet, Inc.	104,304	4,426,662
Brooks Automation, Inc.	112,560	4,723,017
Cass Information Systems, Inc.	79,167	4,571,103
Hackett Group, Inc. (The)	317,726	5,128,097
Littelfuse, Inc.	22,635	4,330,076
LogMeIn, Inc.	57,542	4,933,651
MTS Systems Corporation	71,482	3,433,280
National Instruments Corporation	86,809	3,675,493
Power Integrations, Inc.	44,957	4,446,697
TESSCO Technologies, Inc.	256,103	2,873,476
		47,588,848
Materials — 2.51%
Compass Minerals International, Inc.	42,458	2,588,240
HB Fuller Company	72,123	3,719,383
		6,307,623

See accompanying notes which are an integral part of these financial statements.
14

CRAWFORD SMALL CAP DIVIDEND FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2019

COMMON STOCKS — 98.02% (continued)	Shares	Fair Value
Real Estate — 5.75%
CoreSite Realty Corporation	37,210	$4,171,985
Four Corners Property Trust, Inc.	91,100	2,568,109
Pebblebrook Hotel Trust	95,485	2,559,953
Physicians Realty Trust	135,084	2,558,491
Piedmont Office Realty Trust, Inc., Class A	117,075	2,603,748
		14,462,286
Utilities — 1.77%
Black Hills Corporation	56,652	4,449,448

Total Common Stocks (Cost $208,052,028)		246,338,647

MONEY MARKET FUNDS — 2.08%
Federated Treasury Obligations Fund, Institutional Shares, 1.51%(a)	5,238,835	5,238,835

Total Money Market Funds (Cost $5,238,835)		5,238,835
Total Investments — 100.10% (Cost $213,290,863)		251,577,482
Liabilities in Excess of Other Assets — (0.10)%		(255,838)
NET ASSETS — 100.00%		$251,321,644

(a)    Rate disclosed is the seven day effective yield as of December 31, 2019.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
15

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS

December 31, 2019

COMMON STOCKS — 55.28%	Shares	Fair Value
Communication Services — 5.82%
AT&T, Inc.	59,500	$2,325,260
BCE, Inc.	41,510	1,923,989
Verizon Communications, Inc.	19,220	1,180,108
		5,429,357
Consumer Staples — 2.52%
Philip Morris International, Inc.	27,680	2,355,291

Energy — 14.18%
Kinder Morgan, Inc.	147,750	3,127,867
ONEOK, Inc.	29,980	2,268,587
Plains GP Holdings, LP, Class A	92,240	1,747,948
Royal Dutch Shell plc, Class A - ADR	38,000	2,241,240
Valero Energy Corporation	13,800	1,292,370
Williams Companies, Inc. (The)	107,610	2,552,508
		13,230,520
Financials — 13.78%
Granite Point Mortgage Trust, Inc.	112,990	2,076,756
MFA Financial, Inc.	219,830	1,681,700
New Residential Investment Corporation	102,140	1,645,475
PacWest Bancorp	33,300	1,274,391
People’s United Financial, Inc.	133,750	2,260,375
Two Harbors Investment Corporation	103,000	1,505,860
Valley National Bancorp	210,610	2,411,485
		12,856,042
Health Care — 8.08%
AbbVie, Inc.	32,100	2,842,134
Cardinal Health, Inc.	35,360	1,788,509
GlaxoSmithKline plc - ADR	62,000	2,913,380
		7,544,023
Information Technology — 1.45%
International Business Machines Corporation	10,120	1,356,485

Real Estate — 6.45%
American Campus Communities, Inc.	26,140	1,229,364
CoreSite Realty Corporation	8,400	941,808
Physicians Realty Trust	131,600	2,492,504
STAG Industrial, Inc.	43,050	1,359,089
		6,022,765

See accompanying notes which are an integral part of these financial statements.
16

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2019

COMMON STOCKS — 55.28% (continued)	Principal Amount/ Shares	Fair Value
Utilities — 3.00%
Dominion Energy, Inc.	33,820	$2,800,972

Total Common Stocks (Cost $49,102,478)		51,595,455

PREFERRED STOCKS — 30.94%
Energy — 1.53%
Energy Transfer Operating, LP, Series D, 7.63%	57,530	1,427,895

Financials — 14.99%
Allstate Corporation, Series G, 5.63%	64,550	1,764,797
Annaly Capital Management, Inc., Series F, 6.95%	69,300	1,791,405
Bank of America Corporation, Series KK, 5.38%	51,050	1,357,930
Charles Schwab Corporation (The), Series D, 5.95%	51,250	1,358,125
Invesco Mortgage Capital, Inc., Series A, 7.75%	14,700	381,024
Invesco Mortgage Capital, Inc., Series C, 7.50%	56,000	1,488,480
State Street Corporation, Series G, 5.35%	75,000	2,090,249
Two Harbors Investment Corporation, Series B, 7.63%	51,190	1,404,654
Wells Fargo & Company, Series L, 7.50%	1,620	2,349,000
		13,985,664
Real Estate — 7.56%
Digital Realty Trust, Inc., Series L, 5.20%	88,000	2,271,280
Hersha Hospitality Trust, Series D, 6.50%	53,770	1,338,873
Monmouth Real Estate Investment Corporation, Series C, 6.13%	79,840	1,989,613
Vornado Realty Trust, Series M, 5.25%	57,300	1,463,442
		7,063,208
Utilities — 6.86%
DTE Energy Company, Series B, 5.38%	64,000	1,654,400
Nisource, Inc., Series B, 6.50%	63,250	1,763,410
SCE Trust II, 5.10%	10,000	249,900
Sempra Energy, 5.75%	33,400	887,438
Spire, Inc., Series A, 5.90%	66,580	1,838,940
		6,394,088
Total Preferred Stocks (Cost $27,877,788)		28,870,855

CORPORATE BONDS — 11.01%
Energy — 0.56%
Pride International LLC, 7.88%, 8/15/2040	$1,036,000	525,770

See accompanying notes which are an integral part of these financial statements.
17

CRAWFORD MULTI-ASSET INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)

December 31, 2019

CORPORATE BONDS — 11.01% (continued)	Principal Amount/ Shares	Fair Value
Financials — 2.75%
American Express Company, 5.34%, Perpetual Maturity (3MO LIBOR + 342.80bps) (a)	$2,555,000	$2,567,775

Information Technology — 0.20%
Analog Devices, Inc., 5.30%, 12/15/2045	150,000	184,246

Utilities — 7.50%
Southern Company (The), Series B, 5.50%, 3/15/2057 (3MO LIBOR + 363bps) (a)	2,070,000	2,169,956
PPL Capital Funding, Inc., Series A, 4.63%, 3/30/2067 (3MO LIBOR + 266.50bps) (a)	2,560,000	2,448,050
WEC Energy Group, Inc., 4.02%, 5/15/2067 (3MO LIBOR +211.25bps) (a)	2,550,000	2,378,759
		6,996,765
Total Corporate Bonds (Cost $10,728,322)		10,274,556

MONEY MARKET FUNDS — 3.69%
Federated Treasury Obligations Fund, Institutional Shares, 1.51%(b)	3,440,414	3,440,414

Total Money Market Funds (Cost $3,440,414)		3,440,414
Total Investments — 100.92% (Cost $91,149,002)		94,181,280
Liabilities in Excess of Other Assets — (0.92)%		(855,281)
NET ASSETS — 100.00%		$93,325,999

(a)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2019. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2019.

ADR - American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.
18

CRAWFORD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Crawford Dividend Growth Fund	Crawford Small Cap Dividend Fund	Crawford Multi-Asset Income Fund
Assets
Investments in securities at value (cost $29,563,091, $213,290,863 and $91,149,002)	$51,838,175	$251,577,482	$94,181,280
Receivable for fund shares sold	—	88,468	—
Dividends and interest receivable	97,954	316,840	503,102
Prepaid expenses	16,992	24,259	8,672
Total Assets	51,953,121	252,007,049	94,693,054

Liabilities
Payable for fund shares redeemed	—	65,572	—
Payable for investments purchased	—	379,540	1,269,885
Payable to Adviser	24,194	177,080	57,701
12b-1 fees accrued - Class C	10,254	3,573	—
Payable to Administrator	9,596	23,169	9,233
Payable to trustees	3,603	3,603	3,603
Other accrued expenses	24,128	32,868	26,633
Total Liabilities	71,775	685,405	1,367,055
Net Assets	$51,881,346	$251,321,644	$93,325,999

Net Assets consist of:
Paid-in capital	29,747,782	211,255,825	90,321,680
Accumulated earnings	22,133,564	40,065,819	3,004,319
Net Assets	$51,881,346	$251,321,644	$93,325,999

See accompanying notes which are an integral part of these financial statements.
19

CRAWFORD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES – (continued)

December 31, 2019

	Crawford Dividend Growth Fund	Crawford Small Cap Dividend Fund	Crawford Multi-Asset Income Fund
Class I
Net Assets	$47,713,498	$249,865,370
Shares outstanding (unlimited number of shares authorized, no par value)	3,836,683	5,951,706
Net asset value, offering and redemption price per share	$12.44	$41.98

Class C
Net Assets	$4,167,848	$1,456,274
Shares outstanding (unlimited number of shares authorized, no par value)	337,981	34,893
Net asset value, and offering price per share(a)	$12.33	$41.74

Net Assets			$93,325,999
Shares outstanding (unlimited number of shares authorized, no par value)			3,625,515
Net asset value, and offering and redemption price per share			$25.74

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an integral part of these financial statements.
20

CRAWFORD FUNDS
STATEMENTS OF OPERATIONS

For the year ended December 31, 2019

	Crawford Dividend Growth Fund	Crawford Small Cap Dividend Fund	Crawford Multi-Asset Income Fund
Investment Income
Dividend income	$1,280,111	$5,322,025	$2,862,190
Interest income	—	—	586,701
Foreign dividend taxes withheld	(23,842)	(2,294)	(30,880)
Total investment income	1,256,269	5,319,731	3,418,011

Expenses
Adviser	239,415	2,222,232	699,352
12b-1 fees- Class C	41,393	10,824	—
Administration	40,588	137,361	54,127
Fund accounting	33,394	67,440	32,999
Transfer agent	29,602	25,681	16,414
Registration	28,399	30,114	16,246
Audit and tax preparation	18,197	18,198	19,208
Legal	17,787	17,798	17,798
Trustee	14,373	14,373	14,373
Compliance services	10,052	10,052	10,052
Custodian	6,212	29,772	9,335
Report printing	6,031	16,405	6,151
Insurance	4,108	6,553	4,243
Pricing	1,263	2,576	3,568
Miscellaneous	21,993	28,796	20,379
Total expenses	512,807	2,638,175	924,245
Fees contractually waived by Adviser	(1,841)	(332,606)	(224,679)
Net operating expenses	510,966	2,305,569	699,566
Net investment income	745,303	3,014,162	2,718,445

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	(54,349)	10,241,847	923,959
Net change in unrealized appreciation of investment securities and translation of assets and liabilities in foreign currency	11,026,433	28,111,891	8,376,632
Net realized and change in unrealized gain on investments and foreign currency	10,972,084	38,353,738	9,300,591
Net increase in net assets resulting from operations	$11,717,387	$41,367,900	$12,019,036

See accompanying notes which are an integral part of these financial statements.
21

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Crawford Dividend Growth Fund		Crawford Small Cap Dividend Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$745,303	$674,030	$3,014,162	$2,116,309
Net realized gain (loss) on investment securities transactions	(54,349)	409,352	10,241,847	10,398,311
Net change in unrealized appreciation (depreciation) of investment securities	11,026,433	(2,947,550)	28,111,891	(27,698,836)
Net increase (decrease) in net assets resulting from operations	11,717,387	(1,864,168)	41,367,900	(15,184,216)

Distributions to Shareholders from Earnings
Class I	(722,448)	(1,405,221)	(12,293,966)	(12,840,926)
Class C	(27,304)	(112,618)	(59,857)	(16,703)
Total distributions	(749,752)	(1,517,839)	(12,353,823)	(12,857,629)

Capital Transactions - Class I
Proceeds from shares sold	4,812,076	11,782,663	53,898,478	33,662,327
Reinvestment of distributions	480,490	1,146,191	8,925,353	11,081,278
Amount paid for shares redeemed	(5,150,031)	(5,527,496)	(20,311,907)	(20,035,477)
Total Class I	142,535	7,401,358	42,511,924	24,708,128

Capital Transactions - Class C
Proceeds from shares sold	14,996	109,785	1,076,850	112,600
Reinvestment of distributions	26,403	108,996	51,457	15,599
Amount paid for shares redeemed	(923,744)	(1,242,323)	(19,010)	(11,889)
Total Class C	(882,345)	(1,023,542)	1,109,297	116,310
Net increase (decrease) in net assets resulting from capital transactions	(739,810)	6,377,816	43,621,221	24,824,438

Total Increase in Net Assets	10,227,825	2,995,809	72,635,298	(3,217,407)

Net Assets
Beginning of year	41,653,521	38,657,712	178,686,346	181,903,753
End of year	$51,881,346	$41,653,521	$251,321,644	$178,686,346

See accompanying notes which are an integral part of these financial statements.
22

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Growth Fund		Crawford Small Cap Dividend Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Share Transactions - Class I
Shares sold	425,473	1,095,230	1,327,338	786,611
Shares issued in reinvestment of distributions	41,293	114,775	213,333	303,872
Shares redeemed	(451,870)	(517,609)	(492,200)	(470,320)
Total Class I	14,896	692,396	1,048,471	620,163

Share Transactions - Class C
Shares sold	1,280	10,506	26,631	2,684
Shares issued in reinvestment of distributions	2,312	11,096	1,236	434
Shares redeemed	(82,690)	(115,357)	(439)	(266)
Total Class C	(79,098)	(93,755)	27,428	2,852
Net increase (decrease) in shares outstanding	(64,202)	598,641	1,075,899	623,015

See accompanying notes which are an integral part of these financial statements.
23

CRAWFORD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Multi-Asset Income Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,718,445	$1,991,511
Net realized gain on investment securities transactions	923,959	399,218
Net change in unrealized appreciation (depreciation) of investment securities	8,376,632	(5,152,451)
Net increase (decrease) in net assets resulting from operations	12,019,036	(2,761,722)

Distributions to Shareholders from
Earnings	(3,941,144)	(2,095,215)
Return of capital	(26,156)	—
Total distributions	(3,967,300)	(2,095,215)

Capital Transactions
Proceeds from shares sold	34,727,519	25,815,377
Reinvestment of distributions	1,598,769	755,758
Amount paid for shares redeemed	(1,975,221)	(1,278,748)
Net increase in net assets resulting from capital transactions	34,351,067	25,292,387

Total Increase in Net Assets	42,402,803	20,435,450

Net Assets
Beginning of year	50,923,196	30,487,746
End of year	$93,325,999	$50,923,196

Share Transactions
Shares sold	1,382,840	1,050,554
Shares issued in reinvestment of distributions	63,066	31,763
Shares redeemed	(79,289)	(53,232)
Net increase in shares outstanding	1,366,617	1,029,085

See accompanying notes which are an integral part of these financial statements.
24

CRAWFORD DIVIDEND GROWTH FUND – CLASS I
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Selected Per Share Data:
Net asset value, beginning of year	$9.83	$10.63	$9.99	$9.84	$12.68
Investment operations:
Net investment income	0.19	0.18	0.16	0.16	0.27
Net realized and unrealized gain (loss)	2.61	(0.59)	1.24	1.39	(1.15)
Total from investment operations	2.80	(0.41)	1.40	1.55	(0.88)

Less distributions to shareholders from:
Net investment income	(0.19)	(0.18)	(0.17)	(0.16)	(0.26)
Net realized gains	—	(0.21)	(0.59)	(1.24)	(1.70)
Total distributions	(0.19)	(0.39)	(0.76)	(1.40)	(1.96)
Net asset value, end of year	$12.44	$9.83	$10.63	$9.99	$9.84

Total Return(a)	28.61%	(3.97)%	14.08%	15.76%	(6.86)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$47,713	$37,585	$33,272	$29,829	$30,839
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.92%
Ratio of expenses to average net assets before waiver or recoupment	0.98%	1.03%	1.07%	1.19%	0.92%
Ratio of net investment income to average net assets	1.64%	1.70%	1.57%	1.51%	1.97%
Portfolio turnover rate	7%	14%	21%	13%	24%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
25

CRAWFORD DIVIDEND GROWTH FUND – CLASS C
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Selected Per Share Data:
Net asset value, beginning of year	$9.76	$10.54	$9.91	$9.77	$12.60
Investment operations:
Net investment income	0.07	0.08	0.06	0.06	0.12
Net realized and unrealized gain (loss)	2.57	(0.59)	1.22	1.37	(1.10)
Total from investment operations	2.64	(0.51)	1.28	1.43	(0.98)

Less distributions to shareholders from:
Net investment income	(0.07)	(0.06)	(0.06)	(0.05)	(0.15)
Net realized gains	—	(0.21)	(0.59)	(1.24)	(1.70)
Total distributions	(0.07)	(0.27)	(0.65)	(1.29)	(1.85)
Net asset value, end of year	$12.33	$9.76	$10.54	$9.91	$9.77

Total Return(a)	27.16%	(4.84)%	12.95%	14.61%	(7.75)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$4,168	$4,069	$5,385	$5,503	$6,514
Ratio of net expenses to average net assets	1.98%	1.98%	1.98%	1.98%	1.92%
Ratio of expenses to average net assets before waiver or recoupment	1.98%	2.03%	2.07%	2.19%	1.92%
Ratio of net investment income to average net assets	0.64%	0.68%	0.56%	0.51%	0.98%
Portfolio turnover rate	7%	14%	21%	13%	24%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
26

Crawford Small Cap Dividend Fund – Class I
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Selected Per Share Data:
Net asset value, beginning of year	$36.39	$42.42	$39.32	$31.51	$34.65
Investment operations:
Net investment income	0.55	0.47	0.40	0.52	0.54
Net realized and unrealized gain (loss)	7.20	(3.70)	5.06	7.90	(1.33)
Total from investment operations	7.75	(3.23)	5.46	8.42	(0.79)

Less distributions to shareholders from:
Net investment income	(0.58)	(0.45)	(0.43)	(0.51)	(0.45)
Net realized gains	(1.58)	(2.35)	(1.93)	(0.10)	(1.90)
Total distributions	(2.16)	(2.80)	(2.36)	(0.61)	(2.35)
Net asset value, end of year	$41.98	$36.39	$42.42	$39.32	$31.51

Total Return(a)	21.38%	(7.64)%	13.94%	26.95%	(2.30)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$249,865	$178,416	$181,709	$141,098	$89,074
Ratio of net expenses to average net assets	1.03%	1.05%	1.05%	1.05%	1.03%
Ratio of expenses to average net assets before waiver or recoupment	1.18%	1.20%	1.23%	1.33%	1.35%
Ratio of net investment income to average net assets	1.36%	1.11%	1.00%	1.61%	1.65%
Portfolio turnover rate	28%	33%	36%	31%	37%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.
27

Crawford Small Cap Dividend Fund – Class C
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$36.24	$42.27	$39.22	$31.48	$36.23
Investment operations:
Net investment income	0.16	0.05	— (b)	0.14	0.13
Net realized and unrealized gain (loss)	7.16	(3.69)	5.02	7.93	(2.87)
Total from investment operations	7.32	(3.64)	5.02	8.07	(2.74)

Less distributions to shareholders from:
Net investment income	(0.24)	(0.04)	(0.04)	(0.23)	(0.11)
Net realized gains	(1.58)	(2.35)	(1.93)	(0.10)	(1.90)
Total distributions	(1.82)	(2.39)	(1.97)	(0.33)	(2.01)
Net asset value, end of period	$41.74	$36.24	$42.27	$39.22	$31.48

Total Return(c)	20.21%	(8.58)%	12.79%	25.69%	(7.75	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,456	$271	$195	$92	$65
Ratio of net expenses to average net assets	2.03%	2.05%	2.05%	2.05%	2.05	%(e)
Ratio of expenses to average net assets before waiver or recoupment	2.18%	2.20%	2.23%	2.33%	2.35	%(e)
Ratio of net investment income (loss) to average net assets	0.39%	0.12%	(0.02)%	0.61%	0.57	%(e)
Portfolio turnover rate	28%	33%	36%	31%	37	%(d)

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.
28

CRAWFORD MULTI-ASSET INCOME FUND
FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of period	$22.54	$24.79	$25.00
Investment operations:
Net investment income	0.94	1.05	0.24
Net realized and unrealized gain (loss)	3.56	(2.20)	(0.21)
Total from investment operations	4.50	(1.15)	0.03

Less distributions to shareholders from:
Net investment income	(1.00)	(1.04)	(0.23)
Net realized gains	(0.29)	(0.06)	—
Return of capital	(0.01)	—	(0.01)
Total distributions	(1.30)	(1.10)	(0.24)
Net asset value, end of period	$25.74	$22.54	$24.79

Total Return(b)	20.25%	(4.86)%	0.14	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$93,326	$50,923	$30,488
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver or recoupment	1.32%	1.39%	2.46	%(d)
Ratio of net investment income to average net assets	3.89%	4.51%	4.54	%(d)
Portfolio turnover rate	20%	28%	5	%(c)

(a)	For the period September 12, 2017 (commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.
29

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (“Dividend Growth Fund”), Crawford Small Cap Dividend Fund (the “Small Cap Dividend Fund”, formerly Crawford Dividend Opportunity Fund) and Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Unified Series Trust (the “Trust”). The Dividend Growth Fund, Small Cap Dividend Fund, and Multi-Asset Income Fund were organized on December 7, 2003, June 21, 2012, and August 7, 2017, respectively. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Crawford Investment Counsel, Inc. (the “Adviser”). The investment objective of the Dividend Growth Fund is to provide total return. The investment objective of the Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Multi-Asset Income Fund is to provide current income.

The Dividend Growth Fund currently offers two classes of shares: Class C and Class I. Dividend Growth Fund Class I shares were first offered to the public on January 5, 2004, and Dividend Growth Fund Class C shares were first offered to the public on January 27, 2004. Small Cap Dividend Fund Class I shares were first offered to the public on September 26, 2012, and Small Cap Dividend Fund Class C shares were first offered to the public on April 29, 2015; closed for sale on December 3, 2019, and will cease operation on February 26, 2020. Shares of the Multi-Asset Income Fund were first offered to the public on September 12, 2017. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses

30

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2019, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Dividend Growth Fund and Small Cap Dividend Fund each typically distribute substantially all of their net investment income quarterly and net realized capital gains, if any, at least annually. Multi-Asset Income Fund typically distributes net investment income monthly and any realized net capital gains annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate

31

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

Contingent Deferred Sales Charges – With respect to the Class C Shares of Dividend Growth Fund, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current NAV, will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the applicable Funds will first redeem shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

32

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, a security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

33

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Dividend Growth Fund
Common Stocks(a)	$50,799,878	$—	$—	$50,799,878
Money Market Funds	1,038,297	—	—	1,038,297
Total	$51,838,175	$—	$—	$51,838,175

Small Cap Dividend Fund
Common Stocks(a)	$246,338,647	$—	$—	$246,338,647
Money Market Funds	5,238,835	—	—	5,238,835
Total	$251,577,482	$—	$—	$251,577,482

Multi-Asset Income Fund
Common Stocks(a)	$51,595,455	$—	$—	$51,595,455
Preferred Stocks(a)	28,870,855	—	—	28,870,855
Corporate Bonds(a)	—	10,274,556	—	10,274,556
Money Market Funds	3,440,414	—	—	3,440,414
Total	$83,906,724	$10,274,556	$—	$94,181,280

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund manages the Funds’ investments. As compensation for its management services, each Fund pays the Adviser a fee based on each Fund’s average daily net assets as follows:

	Dividend Growth Fund	Small Cap Dividend Fund		Multi-Asset Income Fund
Management fee rate	0.50%	0.99	%*	1.00%
Management fees earned	$239,415	$2,222,232		$699,352
Fees waived	$(1,841)	$(332,606)		$(224,679)

*	Effective September 1, 2019, the the management fee for the Small Cap Dividend Fund changed from 1.00% to 0.99%.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board

34

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% of the Fund’s average daily net assets with respect to the Dividend Growth Fund, 0.99% of the Fund’s average daily net assets with respect to the Small Cap Dividend Fund (prior to September 1, 2019, the total annual operating expense for the Small Cap Dividend Fund was 1.05%) and 1.00% with respect to the Multi-Asset Income Fund. The contractual arrangement for the Dividend Growth Fund and Small Cap Dividend Fund is in place through April 30, 2020. The contractual arrangement for the Multi-Asset Income Fund is in place through April 30, 2021.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

Recoverable through	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
December 31, 2020	$34,791	$287,750	$67,535
December 31, 2021	22,777	287,119	174,322
December 31, 2022	1,841	332,606	224,679

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended December 31, 2019, fees for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at December 31, 2019 were as follows:

	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Administration	$40,588	$137,361	$54,127
Fund accounting	33,394	67,440	32,999
Transfer agent	29,602	25,681	16,414
Compliance services	10,052	10,052	10,052
Payable to Administrator	9,596	23,169	9,233

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust received annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,520 per fund from the Trust. These fees increased to $2,290 and $2,740 for non-Chairman and Chairman, respectively, effective January 1, 2020. Trustees also received $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

35

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). On December 31, 2019, Unified Financial Securities, LLC, the Fund’s previous distributor, merged with and into the Distributor. The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Dividend Growth Fund and Small Cap Dividend Fund, has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. As of December 3, 2019, the Small Cap Dividend Fund ceased offering Class C shares for sale. Under the Plan, a Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to that Fund in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the fiscal year ended December 31, 2019, the Class C shares incurred 12b-1 Expenses as follows:

	Dividend Growth Fund	Small Cap Dividend Fund
12b-1 fees	$41,393	$10,824
12b-1 fees accrued	10,254	3,573

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2019, purchases and sales of investment securities, other than short-term investments were as follows:

	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Purchases	$3,404,147	$96,392,857	$46,591,435
Sales	4,988,582	59,984,978	13,355,832

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2019.

36

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Gross unrealized appreciation	$22,352,526	$46,412,694	$4,756,740
Gross unrealized depreciation	(101,166)	(8,789,283)	(1,752,754)
Net unrealized appreciation (depreciation) on investments	22,251,360	37,623,411	3,003,986
Tax cost of investments	29,586,815	213,954,071	91,177,294

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Dividend Growth Fund		Small Cap Dividend Fund		Multi-Asset Income Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income (a)	$749,752	$662,858	$3,117,756	$2,609,776	$3,611,731	$2,051,829
Long-term capital gains	—	854,980	9,236,067	10,247,853	329,413	43,386
Return of capital	—	—	—	—	26,156	—
Total distributions paid	$749,752	$1,517,838	$12,353,823	$12,857,629	$3,967,300	$2,095,215

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Undistributed ordinary income	$11,179	$—	$—
Undistributed long-term capital gains	—	2,442,408	—
Accumulated capital and other losses	(128,975)	—	—
Unrealized appreciation on investments	22,251,360	37,623,411	3,004,319
Total accumulated earnings	$22,133,564	$40,065,819	$3,004,319

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

As of December 31, 2019, Dividend Growth Fund had short term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $128,975.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes

37

CRAWFORD FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2019

NOTE 7. SECTOR RISK – continued

or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2019, the Multi-Asset Income Fund had 28.77% of its’ net asset value invested in stocks within the Financials sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

On January 31, 2020, the Multi-Asset Income Fund paid an income distribution of $0.038197 per share to shareholders of record on January 30, 2020.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Crawford Dividend Growth Fund, Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Crawford Dividend Growth Fund, Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund (the “Funds”), each a series of Unified Series Trust, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

39

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

40

SUMMARY OF FUND EXPENSES – (Unaudited) (continued)

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Crawford Dividend Growth Fund – Class I
Actual	$1,000.00	$1,083.20	$ 5.15	0.98%
Hypothetical (b)	$1,000.00	$1,020.27	$ 4.99	0.98%
Crawford Dividend Growth Fund – Class C
Actual	$1,000.00	$1,076.80	$ 10.36	1.98%
Hypothetical (b)	$1,000.00	$1,015.22	$ 10.06	1.98%
Crawford Small Cap Dividend Fund – Class I
Actual	$1,000.00	$1,058.20	$ 5.23	1.01%
Hypothetical (b)	$1,000.00	$1,020.12	$ 5.14	1.01%
Crawford Small Cap Dividend Fund – Class C
Actual	$1,000.00	$1,053.10	$ 10.40	2.01%
Hypothetical (b)	$1,000.00	$1,015.08	$ 10.21	2.01%
Crawford Multi-Asset Income Fund
Actual	$1,000.00	$1,060.30	$ 5.19	1.00%
Hypothetical (b)	$1,000.00	$1,020.16	$ 5.09	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

41

Additional Federal Income Tax Information – (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Fund	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Qualified Dividend Income	100.00%	100.00%	66.54%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Fund	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Qualified Business Income	0.00%	0.00%	0.00%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2019 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

Fund	Dividend Growth Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Dividends Received Deduction	100.00%	100.00%	63.78%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Small Cap Dividend Fund	Multi-Asset Income Fund
Long-Term Capital Gains Distributions	$9,236,067	$329,413

42

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust. The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 - present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 - 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 - 2019); EVP, NRS (2003 - 2019); GTC, EVP (2008 - 2019); EVP, Savings Banks Retirement Association (2003 - 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 to present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 25 series.

43

TRUSTEES AND OFFICERS – (Unaudited) (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

44

Investment Advisory Agreement Approval – (Unaudited)

The Crawford Dividend Growth Fund (“Growth Fund”), the Crawford Small Cap Dividend Fund, formerly the Crawford Dividend Opportunity Fund (“Opportunity Fund”), and the Crawford Multi-Asset Fund (“Multi-Asset Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of continuance of the Funds’ management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements.

The Trustees held a teleconference on August 14, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and Crawford. At the Trustees’ quarterly meeting held in August 2019, a sub-committee of the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, and its Managing Director of Equity Investments, and its Chief Financial Officer, and reported to the full Board on the interviews. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Crawford for an additional year. The Trustees’ approval of the continuance of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford provides to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Crawford’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Crawford who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Funds.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended June 30, 2019. The Trustees observed that the Growth Fund Institutional Class had outperformed its benchmark, the S&P 500 Index, and the average return of its Morningstar Large Blend Category for the year-to-date and the one-year periods, but underperformed for the three-, five-, and ten-year periods. The Trustees also considered information about the Growth Fund’s performance against a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three-, five- and ten-year periods, noting that the Growth Fund’s performance was fairly close to that of the composite. The Trustees noted that the Opportunity Fund had outperformed its benchmark, the Russell 2000 Index, and the average return of its Morningstar Small Blend Category for the one-, three- and five-year periods, but underperformed for the year-to-date period. The Trustees observed that the Opportunity Fund’s performance was fairly close to that of a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three- and five-year periods. The Trustees observed that the Multi-Asset Fund had underperformed its index, the NASDAQ U.S. Multi-Asset Diversified Income Index, for the year-to-date and one-year periods, but that it had outperformed the average return of its Morningstar Allocation 30%-50% Equity Category for both periods. The Trustees observed that the Multi-Asset Fund’s performance was fairly close to that of a composite of other accounts managed by Crawford using a substantially similar strategy for the one-year period.

45

Investment Advisory Agreement Approval – (Unaudited) (continued)

(iii)    Fee Rate and Profitability. With respect to each Fund, the Trustees reviewed a fee and expense comparison for similarly-sized funds. The Trustees observed that the gross management fee for the Growth Fund was lower than the average and median of similarly-sized funds in the Morningstar Large Blend Category and that net expenses were higher than the median but lower than the average. The Trustees observed that the gross management fee for the Opportunity Fund exceeded the average and median for similarly-sized funds in the Morningstar Small Blend Category, but that net expenses were lower than the average though higher than the median. The Trustees also noted Crawford’s request to lower the management fee and expense cap for the Opportunity Fund, which would result in net expenses being slightly lower than the median. The Trustees observed that both the gross management fee and the net expenses for the Multi-Asset Fund were higher than the average and median of similarly-sized funds in the Morningstar Allocation 30%-50% Equity Category.

The Trustees also considered a profitability analysis prepared by Crawford for its management of the Funds, which indicated that, before the deduction of marketing expenses, Crawford is not earning a profit as a result of managing any of the Funds.

The Trustees also recalled their review of the Growth and Opportunity Funds’ 12b-1 plans at this meeting and considered other potential benefits that Crawford may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fee for each Fund represents reasonable compensation in light of the nature and quality of Crawford’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Crawford’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Crawford will realize economies of scale as a Fund grows larger. The Trustees determined that, in light of the size of the Funds and Crawford’s lack of profitability in managing the Funds, it does not appear that Crawford is realizing benefits from economies of scale in managing any Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

46

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

December 31, 2019

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OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 431-1716 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Crawford Investment Counsel, Inc.

600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND

FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Miles Capital Alternatives
Advantage Fund

Annual Report

December 31, 2019

Investment Adviser:

Miles Capital, Inc.

1415 28th Street, Suite 200
West Des Moines, Iowa 50266

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (844) 838-2120. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management Discussion of Fund Performance (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) Class I Shares returned +6.07% for the year ended December 31, 2019. The Fund’s benchmark, the HFRX Global Hedge Fund Index returned +8.63% over the same period. The Fund’s performance relative to the benchmark was driven by allocations within the event driven and systematic macro segments. Within event driven, one of the strongest performing segments was special situations, a strategy that is focused on post—bankruptcy equities. This is a strategy that is not available in any material way within mutual funds given the illiquidity of the positions. The Fund’s inability to have exposure to special situations negatively impacted relative returns. Within systematic macro, two of the Fund’s managers struggled with the volatility in asset class prices attributable to both the shifting position of the Federal Reserve (“Fed”) and the ongoing trade war. Systematic managers depend on the development of trends, something that was lacking for much of the year.

Fed policy and trade continued to be key drivers of the markets. The Fed raised rates in December 2018 and forecasted, at that time, two more hikes in 2019, increasing concerns that the rate hikes could lead the economy into recession. But once into January 2019, the Fed reversed course and adopted a “patient” stance as several members also expressed concerns about economic growth. The result was a strong rally in equity markets with the S&P 500 Index up 8% in January and nearly 14% for the first quarter of 2019. Furthermore, the Fed indicated in March that they would “act as appropriate to sustain the expansion,” laying the groundwork for rate cuts, which ultimately occurred in July, September and October. The shift in Fed policy to one of accommodation was a key contributor to strong returns in both the fixed income and equity markets. The other key contributor was developments in the trade dispute between the U.S. and China. The year started out on a positive note as both countries had declared a truce in late 2018. However, President Trump threatened new tariffs in May which led to a 6% decline in the S&P 500 for the month. The situation then started to improve until Trump announced new tariffs in August. Ultimately the two sides did agree to a “phase 1” deal in the fourth quarter, exchanging tariff relief for increased purchases of U.S. goods. In addition, progress towards Congressional ratification of the free trade agreement between the United States, Canada, and Mexico (“USMCA”) also provided a bounce late in the year. The combination of positive trade developments and an accommodative Fed created an environment for strong equity returns, with the S&P 500 climbing more than 31%, the best year since 2013.

The Fund’s largest allocation during the past year of 2019 was to long/short equity, which was also the top contributing strategy. The Fund held eight long/short equity funds which contributed a total of +4.38% to performance. Within this strategy, net exposure to the equity markets was in a range of 40% - 50% throughout the year. Performance within individual funds varied depending upon geographical and market cap exposures. Large cap growth once again led the way, providing strong returns for funds focused there. Our top fund within large cap growth was up more than 13%. While returns were positive, foreign equities did not keep pace with domestic equities. Equities of foreign developed countries were up 22% while emerging markets were up 15%. In addition, domestic small cap equities lagged large cap equities by 6%. The Fund’s long/short equity component contains exposure to all of these markets. From a sector perspective, the largest exposure continues to be to information technology. This sector was the biggest beneficiary of the progress on trade, and was the top performing sector across all of the aforementioned geographies and market caps. In addition to long/short equity, the Fund’s holdings in event driven, discretionary macro and relative value all provided solid returns.

Management Discussion of Fund Performance (Unaudited) (continued)

While all strategies had positive performance, systematic macro struggled, producing only modest results. The funds had meaningfully reduced equity exposure coming into the year due to the negative trend that had developed in late 2018, thus they saw only a small benefit from the strong equity markets. The biggest challenge was within interest rates, where the funds were positioned to benefit from rising rates. However, the Fed’s shift in stance and general concern about growth resulted in declines in rates across the U.S. curve of 60 to 90 basis points.

We are generally positive on the outlook for alternative strategies in 2020. As it is an election year, we anticipate that President Trump will not be as combative from a trade standpoint, so as not to roil the markets. For equities, last year was one of expansion in P/E multiples as earnings growth was non-existent. We expect earnings growth to resume in 2020, but likely in the 5% to 10% range, leading to positive equity returns that will not likely be as spectacular as 2019 returns. Long/short equity managers, and all active equity managers for that matter, should also benefit from the decline in equity correlations, which are at multi-year lows. We also believe 2020 will provide a more conducive environment for systematic macro, with more trends developing that will provide additional opportunities for profit. Merger arbitrage is also expected to do well due to the large cash balances held by corporations and the desire of CEOs to drive growth in a solid, but modest earnings growth environment.

Investment Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended December 31, 2019)

	One Year	Three Year	Since Inception (3/14/16)
Miles Capital Alternatives Advantage Fund - Class I	6.07%	1.48%	1.09%
HFRX Global Hedge Fund Index(b)	8.63%	2.40%	3.18%
ICE BofAML 3-Month U.S. Treasury Bill Index(c)	2.28%	1.67%	1.39%

Total annual operating expenses, as disclosed in the Miles Capital Alternatives Advantage Fund (the “Fund”) prospectus dated April 30, 2019, which included acquired fund fees and expenses of 1.86%, were 4.07% of average daily assets (3.61% after fee waivers by Miles Capital, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets through April 30, 2020. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratio as of December 31, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2120.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

Effective April 30, 2019, the Fund’s primary benchmark index was updated from the ICE BofAML 3-Month U.S. Treasury Bill Index to the HFRX Global Hedge Fund Index. The Adviser has determined that the HFRX Global Hedge Fund Index more closely aligns with the investment strategies of the Fund. The HFRX Global Hedge Fund Index is an unmanaged index designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Individuals cannot invest directly in either index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results (Unaudited) (continued)

(c)

The ICE BofAML 3-Month U.S. Treasury Bill Index (“Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (844) 838-2120.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $50,000 made on March 14, 2016 (commencement of operations) for the Fund and held through December 31, 2019. The HFRX Global Hedge Fund Index is an unmanaged index designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The chart also assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in an Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (844) 838-2120. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to provide long-term total return with less volatility than U.S. equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

Miles Capital Alternatives Advantage Fund
Schedule of Investments

December 31, 2019

	Shares	Fair Value
MUTUAL FUNDS - 99.94%
361 Global Long/Short Equity Fund, Class I	80,097	$897,891
Alger Dynamic Opportunities Fund, Class Z	74,813	1,058,603
ASG Managed Futures Strategy Fund, Class Y	30,889	289,125
Axs Chesapeake Strategy Fund, Institutional Class	29,030	300,167
BlackRock Event Driven Equity Fund, Class I	100,244	971,368
Boston Partners Emerging Markets Long/Short Fund, Institutional Class	32,853	360,067
Boston Partners Global Long/Short Fund, Institutional Class	82,215	893,680
Calamos Market Neutral Income Fund, Class I	87,358	1,162,739
Credit Suisse Managed Futures Strategy Fund, Class I	31,214	301,843
Glenmede Quantitative U.S. Long/Short Equity Portfolio	82,629	1,008,080
Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	90,693	789,027
Hancock Horizon Quantitative Long/Short Fund, Institutional Class	57,981	1,079,601
Invenomic Fund, Institutional Class	97,238	1,117,267
Shelton Tactical Credit Fund, Institutional Class	69,557	733,824
Vanguard Market Neutral Fund, Investor Shares	25,416	258,989
WCM Alternatives: Event-Driven Fund, Institutional Class	60,792	669,324
Western Asset Macro Opportunities Fund, Class I	69,353	769,814
William Blair Macro Allocation Fund, Class I	56,469	641,993
Total Mutual Funds (Cost $13,158,768)		13,303,402

MONEY MARKET FUNDS - 0.26%
Federated Government Obligations Fund, Institutional Class, 1.49%(a)	34,649	34,649
Total Money Market Funds (Cost $34,649)		34,649
Total Investments — 100.20% (Cost $13,193,417)		13,338,051
Liabilities in Excess of Other Assets — (0.20)%		(26,457)
NET ASSETS — 100.00%		$13,311,594

(a)	Rate disclosed is the seven day effective yield as of December 31, 2019.

See accompanying notes which are an integral part of these financial statements.	7

Miles Capital Alternatives Advantage Fund
Statement of Assets and Liabilities

December 31, 2019

Assets
Investments in securities at fair value (cost $13,193,417)	$13,338,051
Dividends receivable	6,556
Prepaid expenses	2,082
Total Assets	13,346,689
Liabilities
Payable to Adviser	4,509
Payable to Administrator	7,111
Other accrued expenses	23,475
Total Liabilities	35,095
Net Assets	$13,311,594
Net Assets consist of:
Paid-in capital	13,093,270
Accumulated earnings	218,324
Net Assets	$13,311,594
Shares outstanding (unlimited number of shares authorized, no par value)	1,330,009
Net asset value and offering price per share	$10.01

8	See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund
Statement of Operations

For the year ended December 31, 2019

Investment Income
Dividend income	$343,758
Total investment income	343,758
Expenses
Adviser	132,282
Fund accounting	31,333
Administration	28,500
Legal	19,626
Audit and tax	18,500
Trustee	13,771
Compliance services	12,000
Transfer agent	12,000
Report printing	7,967
Custodian	4,764
Registration	3,208
Pricing	800
Other	24,612
Total expenses	309,363
Fees contractually waived by Adviser	(77,745)
Net operating expenses	231,618
Net investment income	112,140
Net Realized and Change in Unrealized Gain (Loss) on Investments
Long-term capital gain dividends from investment companies	228,922
Net realized loss on investment securities transactions	(266,721)
Net change in unrealized appreciation of investment securities	703,462
Net realized and change in unrealized gain on investments	665,663
Net increase in net assets resulting from operations	$777,803

See accompanying notes which are an integral part of these financial statements.	9

Miles Capital Alternatives Advantage Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets due to: Operations
Net investment income (loss)	$112,140	$(56,990)
Long-term capital gain dividends from investment companies	228,922	225,611
Net realized gain (loss) on investment securities transactions	(266,721)	136,467
Net change in unrealized appreciation (depreciation) of investment securities	703,462	(1,253,506)
Net increase (decrease) in net assets resulting from operations	777,803	(948,418)
Distributions to Shareholders From Earnings
Class I	(225,387)	(289,965)
Total distributions	(225,387)	(289,965)
Capital Transactions - Class N(a):
Proceeds from shares sold	—	2
Amount paid for shares redeemed	—	(12,697)
Total Class N	—	(12,695)
Capital Transactions - Class I:
Proceeds from shares sold	—	11,123
Reinvestment of distributions	221,917	285,570
Amount paid for shares redeemed	(486,479)	(4,739,580)
Total Class I	(264,562)	(4,442,887)
Net decrease in net assets resulting from capital transactions	(264,562)	(4,455,582)
Total Increase (Decrease) in Net Assets	287,854	(5,693,965)
Net Assets
Beginning of year	13,023,740	18,717,705
End of year	$13,311,594	$13,023,740
Share Transactions - Class N(a):
Shares redeemed	—	(1,249)
Total Class N	—	(1,249)
Share Transactions - Class I:
Shares sold	—	1,089
Shares issued in reinvestment of distributions	22,192	29,747
Shares redeemed	(48,500)	(458,909)
Total Class I	(26,308)	(428,073)
Net decrease in shares	(26,308)	(429,322)

(a)	Class N shares of the Fund ceased operations on November 13, 2018.

10	See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund – Class I
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data:

Net asset value, beginning of period	$9.60	$10.48	$9.97	$10.00

Investment operations:
Net investment income (loss)	0.08	(0.04)	0.01	(0.03)
Net realized and unrealized gain (loss)	0.50	(0.62)	0.51	—	(b)(c)
Total from investment operations	0.58	(0.66)	0.52	(0.03)

Less distributions to shareholders from:
Net investment income	—	(0.01)	—	—
Net realized gains	(0.17)	(0.21)	(0.01)	—
Total distributions	(0.17)	(0.22)	(0.01)	—

Net asset value, end of period	$10.01	$9.60	$10.48	$9.97

Total Return(d)	6.07%	(6.31)%	5.18%	(0.30	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,312	$13,024	$18,705	$17,255
Ratio of net expenses to average net assets (f)	1.75%	1.75%	1.75%	1.75	%(g)
Ratio of gross expenses to average net assets before waiver and reimbursement(f)	2.34%	2.21%	1.98%	2.86	%(g)
Ratio of net investment income (loss) to average net assets(h)	0.85%	(0.35)%	0.08%	(0.60	)%(g)
Portfolio turnover rate	15%	10%	8%	11	%(e)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Annualized.
(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.	11

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Miles Capital Alternatives Advantage Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 9, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 14, 2016. The Fund’s investment adviser is Miles Capital, Inc. (the “Adviser”). The Fund seeks to provide long-term total return with less volatility than U.S. equity markets. The Fund currently offers Class I shares. Class N shares of the Fund ceased operations on November 13, 2018. Each share of the Fund has the same voting and other rights and preferences as any other share of the Fund.

The Fund is a “fund of funds” which means that the Fund primarily invests in other mutual funds. The performance and risks of the Fund directly correspond to the performance and risks of the underlying funds in which the Fund invests. Under normal circumstances, the Fund invests primarily in mutual funds and exchange-traded funds (“ETFs”) that use alternative or hedging strategies (referred to as “underlying funds”). The alternative strategies used by the underlying funds may include long/short equity or credit, market neutral and arbitrage, global macro, commodities or commodity-linked instruments, currencies, leverage, and illiquid private placements or distressed assets. The hedging strategies used by underlying funds may include the use of short positions, options, futures, and other derivative and similar instruments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

As of and during the fiscal year ended December 31, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Short-term capital gain distributions from underlying investment companies are classified as dividend income for financial reporting purposes. Long-term capital gain distributions are stated separately under net realized and change in unrealized gain (loss) on investments.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Investments in mutual funds, including money market mutual funds and ETFs, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination

14

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$12,661,409	$641,993	$—	$13,303,402
Money Market Funds	$34,649	$—	$—	$34,649
Total	$12,696,058	$641,993	$—	$13,338,051

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2019, the Adviser earned a fee of $132,282 from the Fund before the waiver and reimbursement described below.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2020. For the fiscal year ended December 31, 2019, the Adviser waived fees in the amount of $77,745 for the Fund. At December 31, 2019, the Adviser was owed $4,509 from the Fund.

15

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of December 31, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
December 31, 2020	$40,938
December 31, 2021	74,224
December 31, 2022	77,745

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent services and compliance services, including all regulatory reporting. For the fiscal year ended December 31, 2019, the Administrator earned fees of $28,500 for administration services, $31,333 for fund accounting services, $12,000 for transfer agent services and $12,000 for compliance services. At December 31, 2019, the Fund owed the Administrator $7,111 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Previously, each Trustee of the Trust received annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,520 per fund from the Trust. These fees increased to $2,290 and $2,740 for non-Chairmen and Chairman, respectively, effective January 1, 2020. Trustees also received $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”) (on December 31, 2019, Unified Financial Securities, LLC, the Fund’s previous distributor, merged with and into the Distributor). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2019, purchases and sales of investment securities, other than short-term investments, were $2,036,320 and $2,143,402, respectively.

16

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$488,351
Gross unrealized depreciation	(344,677)
Net unrealized appreciation/(depreciation) on investments	$143,674
Tax cost of investments	$13,194,377

At December 31, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$1	$17,586
Long-term capital gains	225,386	272,379
Total distributions paid	$225,387	$289,965

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$112,139
Accumulated capital and other losses	(37,489)
Unrealized appreciation on investments	143,674
Total accumulated earnings	$218,324

As of December 31, 2019, the Fund had long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $37,489.

17

Miles Capital Alternatives Advantage Fund
Notes to the Financial Statements (continued)

December 31, 2019

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

On February 25, 2020, the Board approved the liquidation of the Fund as being in the best interest of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and will discontinue all operations on or about March 27, 2020.

Management has evaluated events or transactions that may have occurred since December 31, 2019, that would merit recognition or disclosure in the financial statements. There were no other items requiring adjustment of the financial statements or additional disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders of Miles Capital Alternatives Advantage Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miles Capital Alternatives Advantage Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

19

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Miles Capital Alternatives Advantage Fund – Class I
Actual	$ 1,000.00	$ 1,013.20	$ 8.88	1.75%
Hypothetical(b)	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

20

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2020 shows the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 25.96% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2019 ordinary income dividends, 24.13% qualifies for the corporate dividends received deduction.

For the year ended December 31, 2019, the Fund designated $225,386 as long-term capital gain distributions.

21

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 - present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 - 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 - 2019); EVP, NRS (2003 - 2019); GTC, EVP (2008 - 2019); EVP, Savings Banks Retirement Association (2003 - 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present) Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippensteil was registered as an investment adviser from 2008 to December 31, 2019.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 to present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 25 series.

22

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

23

Investment Advisory Agreement Approval (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Miles Capital, Inc. (“Miles”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on November 13, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Miles. At the Trustees’ quarterly meeting held in November 2019, the Board interviewed certain executives of Miles, including Miles’ Chief Compliance and Risk Officer and its Director, Alternative Markets Solutions and Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Miles (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Miles for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Miles provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Miles’ Portfolio Manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Miles who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Miles to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2019. The Trustees observed that the Fund’s Class I had underperformed its benchmark, the HFRX Global Hedge Fund Index, for the year-to-date, the one-year and the three-year periods. The Trustees noted that the Fund had changed its benchmark during the year, and that the Fund’s Class I had outperformed its previous benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Index, for the year-to-date period, but underperformed for the one-year and three-year periods. The Trustees also observed that the Fund’s Class I had underperformed its Morningstar Multialternative category for the year-to-date, one-year and three-year periods. The Trustees noted Miles’ explanation that the Fund is designed to complement long equities when a downturn occurs, and these will likely underperform in a strong equities market.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar Multialternative category, which indicated that the Fund’s management fee is equal to the median and below the average for that group of funds and that its net expenses are higher than the median and average for that group of funds. The Trustees also

24

Investment Advisory Agreement Approval (Unaudited) (continued)

considered a profitability analysis prepared by Miles for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Miles is not earning a profit as a result of managing the Fund. The Trustees also noted that Miles intends to continue its expense limitation agreement for an additional year.

The Trustees also considered other potential benefits that Miles may receive in connection with its management of the Fund and noted Miles’ representation that it does not enter into soft-dollar transactions on behalf of the Fund, but that the Fund benefits from soft-dollars generated by other accounts managed by the Miles firm. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Miles’ services to the Fund, the costs incurred by Miles in providing services to the Fund, the fees paid by competitive mutual funds, and the fact that Miles is not generating a profit from the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Miles will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Miles’ lack of profitability in managing the Fund, it does not appear that Miles is realizing benefits from economies of scale in managing the Fund and therefore it is premature to consider whether the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

25

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

December 31, 2019

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Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2120 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 838-2120 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Miles Capital, Inc.
1415 28th Street,
Suite 200
West Des Moines, IA 50266

DISTRIBUTOR

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 S. High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Foundation Class (SLCTX)
Service Class (SLCSX)

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund’s Adviser at (434) 515-1517. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Selective Wealth Management, Inc.

828 Main Street, Suite 1101
Lynchburg, VA 24504
www.selectivewealthmanagement.com

Letter to Shareholders (Unaudited)

Investment results for 2019 were excellent with the Selective Opportunity Fund (the “Fund”) Foundation Class (“SLCTX”) gaining 30.7% compared to a gain of 31.5% for the S&P 500® Index (“S&P 500”). In Q4 of 2018 the market was especially volatile1, and we established several covered calls as the market declined, becoming fully invested for the first time since launching the Fund. We mentioned in our 2018 annual letter that volatility is painful in the short-term, but essential for long-term success, as it provides opportunities to purchase Selective Companies2 at attractive valuations. We believe the strong performance in 2019 is evidence of this fact.

Year	Selective	S&P 500	Relative
2019	+30.7%	+31.5%	-0.8%

While the absolute return of the Fund was excellent, we are never satisfied trailing the S&P 500. The decision to execute covered calls in Q4 2018 with maximize annualized yields between 14% - 22% seemed logical at the time, but proved to be the primary reason for our underperformance. As we reflect on the decision to conservatively establish covered calls, we are convinced we made the right choice. It was our belief that the market was expensive in Q4 2018. It is our belief that the market is even more expensive now.

Companies in the S&P 500 increased in price by 31.5% during 2019, and FactSet Research estimates that overall their profitability increased a meager 0.3%.3 We believe the S&P 500 results were fueled by changing business valuations, due to lower interest rates, and not actual business results. In sharp contrast to the stagnant business results of the S&P 500, the weighted average owner earnings growth during 2019 of the Fund’s Selective Companies was +22.3%.4 The 30.5% increase in value for the Fund more closely reflects the underlying growth of the companies it held. We believe that over long periods of time the Fund’s investment results will closely mirror the business results of its investments in Selective Companies.

Due to ultra-low interest rates and elevated prices of business globally, we are approaching 2020 with caution. The Fund ended the year with 10% cash and 18% covered positions. The majority of covered calls are set to expire in January, and we anticipate an additional 10% of the portfolio to be converted to cash at that time.

[1]	The S&P 500 experienced a total return of -13.5% in Q4 of 2018.
[2]

The Adviser uses its “Selective Process” to identify companies that it believes (1) produce products or services for which there are few good substitutes, (2) have a durable competitive advantage, (3) are highly profitable (as measured by return on equity), (4) have prudent debt levels, (5) have management that skillfully reinvests earnings, and (6) are led by outstanding individuals. The Adviser considers companies meeting all six criteria to be “Selective Companies,” and seeks to add the securities of these companies to the Fund’s portfolio at attractive valuations. All companies in the Fund’s portfolio are Selective Companies.

[3]	FactSet Earnings Insight, December 20, 2019.
[4]	Internally calculated based on weighted average owner earnings growth as a % allocation of the Fund.

1

As promised, our Annual Letter each year contains the guiding principles that are the foundation of our Selective Process. Our aim is to purchase world class companies - which are those that we believe possess six common characteristics:

●	Enduring Product or Service

Selective Companies provide goods or services that endure the test of time. We attempt to purchase companies that will be operating in substantially the same way in five years, ten years and beyond.

●	Highly Profitable

Selective Companies demonstrate consistent profitability - earning more than 20% on invested capital. We believe that when earnings are retained and reinvested at rates above 20% it produces good long-term results for owners of the business.

●	Competitive Advantage

Selective Companies possess a competitive advantage through an economic moat that we understand. Moats include market dynamics such as high switching costs, network effects, or price leadership, to name a few.

●	Careful Debt Management

Selective Companies typically operate with little or no debt. We prefer companies with strong cash positions that take advantage of market opportunities during economic downturns.

●	Skillful Reinvestment of Earnings

Selective Companies skillfully reinvest profits through thoughtful capital allocation practices – balancing the ROI between dividends, share repurchases, and retained earnings.

●	World Class Leadership

Selective Companies are led by world class leaders and develop cultures that are beneficial for all stakeholders.

We intend to hold our Selective Companies for long periods of time and ignore the short-term fluctuations of the market. We encourage shareholders to focus more on the operating results of the Selective Companies and less on short-term price movements of the Fund shares.

2

Investment Results (Unaudited)

Average Annual Total Returns(a)

(for the periods ended December 31, 2019)

	One Year	Since Inception
Selective Opportunity Fund
Foundation Class	30.70%	18.25%
Service Class	30.58%	18.15%
S&P 500® Index (b)	31.49%	15.01%

Expense Ratios(c)
Foundation Class	1.31%
Service Class	1.38%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Selective Opportunity Fund (“Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (434) 515-1517.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all capital gains and dividend distributions. The Foundation Class commenced operations on January 31, 2017. The Service Class commenced operations on March 16, 2018. Prior to March 16, 2018, performance of the Service Class is based on the performance of the Foundation Class and has been adjusted to reflect differences in expenses between classes.

(b)

The S&P 500® Index (“S&P 500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the S&P 500; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.06% for each class, are from the Fund’s prospectus dated April 30, 2019. The Fund’s expense ratios (which did not include acquired fund fees and expenses) were 1.17% for the Foundation Class and 1.27% for the Service Class for the fiscal year ended December 31, 2019.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (434) 515-1517.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited)(continued)

The chart above assumes an initial investment of $10,000 made on January 31, 2017 (commencement of operations) for the Fund’s Foundation Class and held through December 31, 2019. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (434) 515-1517. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

Selective Opportunity Fund Holdings as of December 31, 2019(a)

(a)	As a percentage of net assets.

The investment objective of the Fund is maximizing long-term returns while protecting client principal.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

5

Selective Opportunity Fund
Schedule of Investments

December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 87.27%

Communication Services — 24.83%
Alphabet, Inc., Class C(a)(b)	7,361	$9,841,804
Baidu, Inc. - ADR (China)(a)(b)	43,500	5,498,400
Facebook, Inc., Class A(a)(b)	24,900	5,110,725
Zillow Group, Inc., Class C(a)(c)	127,900	5,875,726
		26,326,655
Consumer Discretionary — 11.40%
Alibaba Group Holding Ltd. - ADR (China)(a)(b)	57,000	12,089,700

Financials — 13.60%
Bank of the Ozarks, Inc.(b)	472,569	14,415,717

Information Technology — 37.44%
Blue Prism Group plc (United Kingdom)(a)	1,363,731	20,467,979
Cognizant Technology Solutions Corporation, Class A(b)	76,000	4,713,520
DocuSign, Inc.(a)(c)	72,200	5,350,742
Optiva, Inc. (Canada)(a)	102,983	4,124,110
Splunk, Inc.(a)(c)	33,700	5,047,250
		39,703,601
Total Common Stocks (Cost $77,751,042)		92,535,673

MONEY MARKET FUNDS — 1.61%

JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class, 1.42%(d)	1,702,397	1,702,397
Total Money Market Funds (Cost $1,702,397)		1,702,397

6	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Schedule of Investments (continued)

December 31, 2019

	Principal Amount	Fair Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 16.45%

United States Treasury Bill, 1.39%, 3/19/2020(e)	$17,500,000	$17,444,727
Total U.S. Government & Agency Obligations (Cost $17,447,296)		17,444,727

Total Investments — 105.33% (Cost $96,900,735)		111,682,797
Liabilities in Excess of Other Assets — (5.33)%		(5,647,480)
NET ASSETS — 100.00%		$106,035,317

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions and written options.
(c)	All or a portion of the security is held as collateral for written call options.
(d)	Rate disclosed is the seven day effective yield as of December 31, 2019.
(e)	Discount security. Rate shown is the effective yield at time of purchase.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

Selective Opportunity Fund
Schedule of Open Written Option Contracts

December 31, 2019

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS — (5.15)%
DocuSign, Inc.	(722)	$(5,350,742)	$50.00	January 2020	$(1,747,240)
Splunk, Inc.	(337)	(5,047,249)	100.00	January 2020	(1,671,857)
Zillow Group, Inc., Class C	(1,279)	(5,875,726)	30.00	January 2020	(2,040,005)
Total Written Call Options (Premiums Received $2,517,553)					(5,459,102)

WRITTEN PUT OPTIONS — (2.63)%
Nutanix, Inc.	(3,113)	(9,731,238)	35.00	January 2021	(2,786,135)
Total Written Put Options (Premiums Received $3,032,863)					(2,786,135)
Total Written Options (Premiums Received $5,550,416)					$(8,245,237)

See accompanying notes which are an integral part of these financial statements.	7

Selective Opportunity Fund
Statement of Assets and Liabilities

December 31, 2019

Assets
Investments in securities at fair value (cost $96,900,735)	$111,682,797
Cash held at broker for option contract transactions	2,587,881
Foreign currency (cost $15)	15
Receivable for fund shares sold	103,536
Dividends receivable	4,772
Prepaid expenses	12,080
Total Assets	114,391,081
Liabilities
Options written, at fair value (premiums received $5,550,416)	8,245,237
Payable to Adviser	65,717
Payable to Administrator	16,139
Payable for administrative services fees, Service Class	6,351
Other accrued expenses	22,320
Total Liabilities	8,355,764
Net Assets	$106,035,317
Net Assets consist of:
Paid-in capital	$94,230,085
Accumulated earnings	11,805,232
Net Assets	$106,035,317
Net Assets: Foundation Class	$66,041,790
Shares outstanding (unlimited number of shares authorized, no par value)	5,158,397
Net asset value (“NAV”), offering and redemption price per share	$12.80
Net Assets: Service Class	$39,993,527
Shares outstanding (unlimited number of shares authorized, no par value)	3,124,002
Net asset value (“NAV”), offering and redemption price per share	$12.80

8	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Statement of Operations

For the year ended December 31, 2019

Investment Income
Dividend income	$634,045
Interest income	233,561
Total investment income	867,606
Expenses
Adviser	695,676
Administration	92,358
Interest	73,707
Fund accounting	55,635
Administrative services fees, Service Class	31,513
Transfer agent	30,000
Registration	23,971
Legal	21,852
Audit and tax preparation	18,060
Custodian	13,484
Trustee	13,270
Compliance services	12,000
Report printing	8,768
Miscellaneous	26,494
Total expenses	1,116,788
Net investment loss	(249,182)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	8,812,896
Written options	(3,547,996)
Foreign currency translations	159,814
Change in unrealized appreciation (depreciation) on:
Investment securities	21,894,298
Written options	(3,754,720)
Net realized and change in unrealized gain on investments, written options and foreign currency	23,564,292
Net increase in net assets resulting from operations	$23,315,110

See accompanying notes which are an integral part of these financial statements.	9

Selective Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(249,182)	$(38,601)
Net realized gain on investment securities, written options and foreign currency translations	5,424,714	11,885,586
Net change in unrealized appreciation (depreciation) of investment securities	18,139,578	(11,638,787)
Net increase in net assets resulting from operations	23,315,110	208,198
Distributions to Shareholders from Earnings
Foundation Class	(3,467,085)	(8,218,619)
Service Class	(2,074,257)	(3,305,647)
Total distributions	(5,541,342)	(11,524,266)
Capital Transactions - Foundation Class
Proceeds from shares sold	5,401,889	10,184,516
Reinvestment of distributions	3,467,085	8,218,619
Amount paid for shares redeemed	(5,684,612)	(1,689,558)
Total – Foundation Class	3,184,362	16,713,577
Capital Transactions - Service Class
Proceeds from shares sold	14,335,142	23,295,799	(a)
Reinvestment of distributions	2,074,257	3,305,647	(a)
Amount paid for shares redeemed	(2,397,670)	(666,745	)(a)
Total – Service Class	14,011,729	25,934,701
Net increase in net assets resulting from capital transactions	17,196,091	42,648,278
Total Increase in Net Assets	34,969,859	31,332,210
Net Assets
Beginning of year	71,065,458	39,733,248
End of year	$106,035,317	$71,065,458

10	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund
Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Share Transactions - Foundation Class
Shares sold	445,779	734,201
Shares issued in reinvestment of distributions	276,924	835,226
Shares redeemed	(468,146)	(130,005)
Total – Foundation Class	254,557	1,439,422
Share Transactions - Service Class
Shares sold	1,192,382	1,681,766	(a)
Shares issued in reinvestment of distributions	165,675	335,599	(a)
Shares redeemed	(193,160)	(58,260	)(a)
Total – Service Class	1,164,897	1,959,105
Net increase in shares outstanding	1,419,454	3,398,527

(a)	For the period March 16, 2018 (Service Class commencement of operations) to December 31, 2018.

See accompanying notes which are an integral part of these financial statements.	11

Selective Opportunity Fund - Foundation Class
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)
Selected Per Share Data
Net asset value, beginning of period	$10.35	$11.47	$10.00
Investment operations:
Net investment loss	(0.03)	(0.01)	(0.13)
Net realized and unrealized gain	3.19	0.91	1.60
Total from investment operations	3.16	0.90	1.47

Less distributions to shareholders from:
Net realized gains	(0.71)	(2.02)	—
Total distributions	(0.71)	(2.02)	—

Net asset value, end of period	$12.80	$10.35	$11.47

Total Return(b)	30.70%	8.74%	14.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$66,042	$50,768	$39,733
Ratio of net expenses to average net assets	1.17%	1.25%	1.92	%(d)
Ratio of net investment loss to average net assets	(0.23)%	(0.09)%	(1.39	)%(d)
Portfolio turnover rate	37%	82%	1	%(c)

(a)	For the period January 31, 2017 (commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

12	See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund - Service Class
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018(a)
Selected Per Share Data
Net asset value, beginning of period	$10.36	$12.92
Investment operations:
Net investment loss	(0.03)	—	(b)
Net realized and unrealized gain (loss)	3.18	(0.54	)(c)
Total from investment operations	3.15	(0.54)

Less distributions to shareholders from:
Net realized gains	(0.71)	(2.02)
Total distributions	(0.71)	(2.02)

Net asset value, end of period	$12.80	$10.36

Total Return(d)	30.58%	(3.39	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$39,994	$20,298
Ratio of net expenses to average net assets	1.27%	1.32	%(f)
Ratio of net investment income (loss) to average net assets	(0.34)%	0.05	%(f)
Portfolio turnover rate	37%	82	%(e)

(a)	For the period March 16, 2018 (commencement of operations) to December 31, 2018.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.	13

Selective Opportunity Fund
Notes to the Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

The Selective Opportunity Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on January 31, 2017. The investment adviser to the Fund is Selective Wealth Management, Inc. (the “Adviser”). The investment objective of the Fund is maximizing long-term returns while protecting client principal.

The Fund currently offers two classes of shares, Foundation Class and Service Class. The Foundation Class commencement of operations was on January 31, 2017 and the Service Class commencement of operations was on March 16, 2018. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

As of and during the fiscal year ended December 31, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended December 31, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings
$ (663)	$663

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would. The amount of restricted cash or cash equivalents held at the broker as collateral for derivatives was $2,587,881 at December 31, 2019.

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Fund to equity price risk.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2019.

As of December 31, 2019:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Written		Options written, at fair value	$(8,245,237)

For the fiscal year ended December 31, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$2,681,779	$262,840
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on written options	(3,547,996)	(3,754,720)

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended December 31, 2019:

Derivatives	Average Fair Value
Options Purchased	$2,766,924
Options Written	(9,221,152)

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Options Written	$(8,245,237)	$—	$(8,245,237)	$8,245,237	$—	$—

NOTE 5. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities, including U.S. government and agency obligations, are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price or at the mean of the last bid and ask prices, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets,

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$92,535,673	$—	$—	$92,535,673
Money Market Funds	1,702,397	—	—	1,702,397
U.S. Government & Agency Obligations	—	17,444,727	—	17,444,727
Total	$94,238,070	$17,444,727	$—	$111,682,797

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(5,459,102)	$—	$—	$(5,459,102)
Written Put Options	(2,786,135)	—	—	(2,786,135)
Total	$(8,245,237)	$—	$—	$(8,245,237)

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2019, the Adviser earned a fee of $695,676 from the Fund. At December 31, 2019, the Fund owed the Adviser $65,717 for advisory services.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended December 31, 2019, the Administrator earned fees of $92,358 for administration services, $55,635 for fund accounting services, $30,000 for transfer agent services, and $12,000 for compliance services. At December 31, 2019, the Fund owed the Administrator $16,139 for such services.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Previously, each Trustee of the Trust received annual compensation of $2,070 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,520 per fund from the Trust. These fees increased to $2,290 and $2,740 for non-Chairmen and Chairman, respectively, effective January 1, 2020. Trustees also received $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”) (on December 31, 2019, Unified Financial Securities, LLC, the Fund’s previous distributor, merged with and into the Distributor). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Service Class shares, pursuant to which the Fund may pay an annual fee of up to 0.20% of the average daily net assets of the Fund’s Service Class shares to compensate financial intermediaries who provide administrative services to the Service Class shareholders. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Service Class shareholders. For the fiscal year ended December 31, 2019, the Service Class incurred fees of $31,513 pursuant to the Administrative Services Plan. At December 31, 2019, the Fund owed $6,351 for Service Class administrative services fees.

NOTE 7. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2019, purchases and sales of investment securities, other than short-term investments, were $34,260,915 and $43,566,367, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2019.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

NOTE 8. FEDERAL TAX INFORMATION

At December 31, 2019, the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$17,417,992
Gross unrealized depreciation	(5,486,143)
Net unrealized appreciation on investments	$11,931,849
Tax cost of investments and written options	$91,505,711

At December 31, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$2,157,218	$6,069,420
Long-term capital gains	3,384,124	5,454,846
Total distributions paid	$5,541,342	$11,524,266

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized appreciation (depreciation) on investments	$11,931,849
Accumulated capital and other losses	(126,617)
Total accumulated earnings (deficit)	$11,805,232

For the fiscal year ended December 31, 2019, the Fund deferred qualified late year ordinary losses of $1,238.

NOTE 9. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2019, the Fund had 37.44% of the value of its net assets invested in stocks within the Information Technology sector.

Selective Opportunity Fund
Notes to the Financial Statements (continued)

December 31, 2019

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

On February 25, 2020, the Board approved an amendment to the management agreement between the Trust and the Adviser to reduce the management fee paid by the Fund to the Adviser from 0.75% to 0.50% of the average daily net assets of the Fund. This amendment will be effective on April 29, 2020.

Management has evaluated events or transactions that may have occurred since December 31, 2019, that would merit recognition or disclosure in the financial statements. There were no other items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Selective Opportunity Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open written option contracts, of Selective Opportunity Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Foundation Class	Actual	$ 1,000.00	$ 1,138.70	$ 6.52	1.21%
	Hypothetical(b)	$ 1,000.00	$ 1,019.11	$ 6.16	1.21%
Service Class	Actual	$ 1,000.00	$ 1,138.70	$ 7.06	1.31%
	Hypothetical(b)	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 25.55% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2019 ordinary income dividends, 25.55% qualifies for the corporate dividends received deduction.

For the year ended December 31, 2019, the Fund designated $3,384,124 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 - present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 - 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 - 2019); EVP, NRS (2003 - 2019); GTC, EVP (2008 - 2019); EVP, Savings Banks Retirement Association (2003 - 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippensteil was registered as an investment adviser from 2008 to December 31, 2019.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 to present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 25 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Management Agreement Renewal (Unaudited)

The Selective Opportunity Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Selective Wealth Management, Inc. (“Selective”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on November 13, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Selective. At the Trustees’ quarterly meeting held in November 2019, a sub-committee of the Board interviewed certain executives of Selective, including Selective’s Founder and Chief Investment Officer and its Chief Compliance Officer and Chief Operating Officer, and reported to the full Board on the interviews. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Selective (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Selective for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Selective provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Selective’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Selective who provide services to the Fund grows. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Selective to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2019. The Trustees observed that the Fund’s Foundation Class had underperformed both its benchmark, the S&P 500 Index, and its Morningstar Large Blend category, for the year-to-date and one-year periods. Because the Fund’s portfolio has an average market cap that is lower than the Large Blend category, the Trustees also observed that the Fund’s Foundation Class had underperformed the Morningstar Mid Value category for the year-to-date period but had outperformed the category over the one-year period. The Trustees noted that the Fund’s performance was susceptible to China trade negotiations but that it was relatively good. The Trustees considered the Fund’s performance to be satisfactory.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Morningstar Mid Value category, which indicated that the Fund’s management fee is equal to the median and average for that group of funds, and that its net expenses are higher than

Management Agreement Renewal (Unaudited) (continued)

the median and average for that group of funds. The Trustees also considered a profitability analysis prepared by Selective for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Selective is not earning a profit as a result of managing the Fund.

The Trustees also considered other potential benefits that Selective may receive in connection with its management of the Fund and noted Selective’s representation that it does not enter into soft-dollar transactions on behalf of the Fund. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Selective’s services to the Fund, the costs incurred by Selective in providing services to the Fund, the fees paid by competitive mutual funds, and the fact that Selective is not profitable with respect to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Selective will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Selective’s lack of profitability in managing the Fund, it does not appear that Selective is realizing benefits from economies of scale in managing the Fund and therefore, it is premature to consider a reduction to the management fee or whether breakpoints in the management fee should be implemented at this time.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

December 31, 2019

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Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (434) 515-1517 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Adviser at (434) 515-1517 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood,
Chief Compliance Officer

INVESTMENT ADVISER

Selective Wealth Management, Inc.

828 Main Street, Suite 1101

Lynchburg, VA 24504

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2019	$43,000
	FY 2018	$57,000

Miles Capital:	FY 2019	$14,500
	FY 2018	$14,500

Selective:	FY 2019	$14,000
	FY 2018	$14,000

(b)	Audit-Related Fees

Registrant

Crawford Funds:	FY 2019	$0
	FY 2018	$0

Miles Capital:	FY 2019	$0
	FY 2018	$0

Selective:	FY 2019	$0
	FY 2018	$0

(c)	Tax Fees

Registrant

Crawford Funds:	FY 2019	$9,000
	FY 2018	$12,000

Miles Capital:	FY 2019	$3,000
	FY 2018	$3,000

Selective:	FY 2019	$3,000
	FY 2018	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Crawford Funds:	FY 2019	$0
	FY 2018	$0

Miles Capital:	FY 2019	$0
	FY 2018	$0

Selective:	FY 2019	$0
	FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$0	$0
FY 2018	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	2/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	2/28/2020

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	2/28/2020